GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Growth Opportunities Fund (the “Fund”)

Supplement dated June 30, 2014 to the

Prospectus and Statement of Additional Information, both dated April 30, 2014 (the “Prospectus” and the “SAI”, respectively)

Effective immediately, Jeffrey Rabinowitz no longer serves as a portfolio manager for the Fund. Additionally, effective immediately, Ashley R. Woodruff serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Rabinowitz in the Prospectus and SAI are hereby deleted in their entirety. The Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer— Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 1999; Craig Glassner, MD, CFA, Managing Director, has managed the Fund since 2013; and Ashley R. Woodruff, CFA, Managing Director, has managed the Fund since 2014.

The following is added to the table in the “Service Providers—Fund Managers—Growth Investment Team” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ashley R. Woodruff, CFA Managing Director	Portfolio Manager— Growth Opportunities	Since 2014	Ms. Woodruff joined the Investment Adviser in 2013. She is a consumer sector portfolio manager, and is responsible for portfolio management and investment research process of the companies within the consumer sector. Previously, she was a vice president at T. Rowe Price where she was a senior analyst in the consumer sector.

This Supplement should be retained with your Prospectus and SAI for future reference.

VITGOPPMSTK 06-14